FIRST AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This First Amendment to Amended and Restated Credit Agreement (this "Amendment") is executed as of August 23, 2000, by and among CLARK/BARDES, INC., a Delaware corporation ("Borrower "), BANK ONE, TEXAS, N.A., a national banking association ("Agent"), as administrative agent for itself and such other entities from time to time designated as "Lenders" under the Loan Agreement (herein defined) (the "Lenders"), and such LENDERS.

                                  WITNESSETH:

         WHEREAS, Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement, dated as of December 28, 1999, pursuant to which Lenders agreed to make available to Borrower a Credit Facility in the maximum amount of $ 100,000,000 (as heretofore or hereafter amended, the "Loan Agreement") (each capitalized term used herein, but not otherwise defined shall have the same meaning given to it in the Loan Agreement); and

         WHEREAS, Borrower has requested that the (i) Working Capital Sublimit be increased from $5,000,000 to $10,000,0000, (ii) that the advance rate in the Borrowing Base be increased, (iii) that certain changes be made to financial covenant calculations; and

         WHEREAS, Frost National Bank has been added as a Lender as reflected on the revised Commitment Schedule attached hereto; and

         WHEREAS, Borrower has requested and Lenders have agreed to increase the amount available under the Loan Agreement from $100,000,000 to $114,3 00,000 and each Lenders' respective commitment amount has changed accordingly as reflected on the Commitment Schedule.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Agent and Lenders hereby covenant and agree as follows:

                             ARTICLE I - AMENDMENTS

     Section 1. 1 Definitions. The following definitions contained in Article I of the Loan Agreement are hereby amended and restated in their entirety as:

                  "Leverage Ratio " means, as of any date of calculation, the ratio of (i) Consolidated Funded Indebtedness outstanding on such date to (ii) Consolidated EBITDA for the Borrower's then most-recently ended four fiscal quarters, minus Earn Out Payments (other than Earn Out Payments made to Tom Wamberg) made during such period.

                  "Net Present Value of Renewals "means an amount equal to the product of (i) one minus the Assumed Expense Allowance, times
                  (ii) the Present Value of Renewals.

                  "Working Capital Sublimit means that portion of the Revolving Credit Facility which shall be used for working capital and other general corporate purposes, which shall not exceed $10,000,000." The definition of Debt to Capitalization is hereby added as follows:

                  "Debt to Capitalization Ratio" means, as of any date of determination, the ratio (expressed as a percentage) of (a) total funded debt of Borrower to (b) the sum of (i) total funded debt of Borrower plus (ii) shareholders equity as reflected on Borrower's balance sheet prepared in accordance with Agreement Accounting Principles.

         The definition of Calculation Leverage Ratio is hereby added as follows:

                  "Calculation Leverage Ratio " means, as of any date of calculation, the ratio of (1) Consolidated Funded Indebtedness outstanding on such date to (ii) Consolidated EBITDA for the Borrower's then most-recently ended four fiscal quarters.

                  "Earn Out Payments" means any payment by Borrower or any Subsidiary to the former owner of assets or equity interests which were acquired by Borrower or such Subsidiary as additional acquisition consideration after the closing date of such Acquisition.

     Section 1.2.  Fixed  Charize  Coverage  Ratio.  Section  6.25.1 of the Loan
Agreement    is    hereby     replaced    in    its,     entirety    with    the
following provision:

                  6.25.1 Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated EBITDA minus Consolidated Capital Expenditures minus taxes paid during such period, minus Earn Out Payments (other than Eam Out Payments made to Tom Wamberg) made during such period to (ii) Consolidated Interest Expense, plus current maturities of principal Indebtedness (including Capitalized Lease Obligations),plus any Permitted Repurchases (other than ESPP Repurchases), all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than 1.25 to 1.00.

     Section 1.3. Maximum Debt to Capitalization. Section 6.25.4 of the Loan Agreement is hereby added as follows:

                  6.25.4 Maximum Debt to Capitalization. The Borrower will not permit the Debt to Capitalization Ratio to be, as of the last day of each of its fiscal quarters, greater than 65%.

     Section 1.4. Financial Reportin . Section 6. 1 (i) is hereby amended and restated in its entirety as follows:

         (i) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for Borrower, Parent and their Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by any management letter prepared by said accountants, and as soon as possible but in no event later than April 30 of each calendar year, effective as of September 30 of the prior calendar year, a self-prepared report, which has been reviewed by Ernst & Young LLP, or such other independent certified public accounting firm acceptable to Agent confirming that the inforce insurance numbers in the year end Borrowing Base compliance certificate have been reviewed with any discrepancies noted.

         Section 1.5. New Loan Amounts, Commitment Schedule and Notes. Lenders have agreed to increase the credit facilities evidenced by the Loan Agreement, as set forth on the amended Commitment Schedule attached hereto and Borrower shall execute new promissory notes, in the forms attached as Exhibits E- I and E-2 to the Loan Agreement, in favor of each Lender and in the amounts set forth on the Commitment Schedule.

     Section 1.6. New Pricing Schedule. The Pricing Schedule to the Loan Agreement is replaced with the revised Pricing Schedule attached hereto.

         Section 1.7. Representations and Warranties. Borrower hereby represents and warrants to Agent and to Lenders that (i) all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety and (ii) Borrower is not in default of any covenant or agreement contained in the Loan Agreement.

         Section 1.8. Acquisitions. The "basket" for Permitted Acquisitions during any 12 month period contained in Section 6.14 (b) of the Loan Agreement is hereby reset after the consummation of the acquisition of Compensation Resource Group, with the effect that no prior Acquisition, including Compensation Resource Group, shall be included in the calculation of such "basket".


                            ARTICLE II - MISCELLANEOUS

         Section 2. 1. Conditions Precedent. As conditions precedent to closing this Amendment, Borrower and the Guarantors, shall have executed and delivered to Agent this Agreement and Borrower shall have paid to Agent and the Lenders all fees due and owing upon the execution of this Agreement.

         Section 2.2. Continuation Effect. Except as modified and amended hereby, the Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

     Section 2.3. Bindiniz Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

         Section 2.4. Nonwaiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Agent or any Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Agent or any Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

         Section 2.5. No Defenses. Borrower, by its execution of this Amendment, hereby declares that to its knowledge, it has no set-offs, counterclaims, defenses or other causes of action against Agent or any Lender arising out of the Loan Agreement, any documents mentioned herein or otherwise; and, to the extent any such known setoffs, counterclaims, defenses or other causes of action may exist, such items are hereby waived by Borrower.

         Section 2.6. Payment of Expenses. Borrower agrees to pay to each Lender the reasonable attorneys'fees and expenses of such Lender's counsel and other expenses incurred by Lender in connection with this Amendment.

         Section 2.7. Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

         Section 2.8. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

         Section 2.9. Entire Apreement. This Amendment, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

                                            BORROWER:

                           CLARK/BARDES, INC., a Delaware corporation,

                           By: /s/ Thomas M. Pyra
                            --------------------------------------------------
                           Print Name: Thomas M. Pyra
                                   ------------------------------------------
                           Title:  Chief Financial Officer
                                 --------------------------------------------

                             102 S. Wynstone Park Drive, Suite 200
                             N. Barrington, Illinois 60010
                             Attention: W. T. Wamberg and Tom Pyra
                             Telephone: (847) 304-5800
                             FAX: (847) 304-5878

COMMITMENTS:                         LENDERS:
Term: $7,717,000                     BANK ONE, TEXAS, N.A., a national banking
Revolving: $27,283,000               association,
                                     Individually and as Agent


                            By: /s/ J. Patrick Brockette
                              -------------------------------------------------
                            Print Name: J. Patrick Brockette
                                      -----------------------------------------
                            Title: Vice President
                                -----------------------------------------------

                            1717 Main Street; Third Floor
                            Dallas, Texas 75201
                            Attention: Pat Brockette
                            Telephone: (214) 290-1543
                            FAX: (214) 290-2305



Term: $6,614,000             U.S. BANK NATIONAL ASSOCIATION, a national banking
Revolving: $23,386,000       association, Individually and as Co-Agent


                             By: /s/ Jason Tornow
                              -------------------------------------------------
                             Print Name: Jason Tornow
                                      -----------------------------------------
                             Title: Corporate Banking Officer
                                -----------------------------------------------

                             601 Second Avenue South
                             Minneapolis, Minnesota 55402-4302
                             Attention: Jose A. Peris
                             Telephone: (612) 973-0551
                             FAX: (612) 973-0832



Term: $5,357,000            LASALLE BANK NATIONAL ASSOCIATION,
Revolving: $18,943,000      a national banking association (f/k/a LaSalle
                            National Bank)


                              By: /s/ Richard J. Melnick
                              -------------------------------------------------
                              Print Name: Richard J. Melnick
                                      -----------------------------------------
                              Title: First Vice President
                                -----------------------------------------------

                             135 South LaSalle Street
                             Chicago, Illinois 60603
                             Attention: Richard J. Melnick
                             Telephone: (312) 904-7117
                             FAX: (312) 904-6353

Term: $3,307,000            COMPASS BANK, an Alabama state bank
Revolving: $11,693,000
                            By:  /s/ Brian Ford
                                ----------------------------------------------
                            Print Name:  Brian Ford
                                        -------------------------------------
                            Title: Corporate Banking Officer
                                  --------------------------------------------

                             8080 N. Central Expressway, Suite 250
                             Dallas, Texas 75206
                             Attention: Brian Ford
                             Telephone: (214) 706-8043
                             FAX: (214) 890-8625


Term: $2,205,000            FROST NATIONAL BANK, a national banking association
Revolving: $7,795,000
                            By: /s/ Chris Holder
                                ----------------------------------------------
                            Print Name:  Chris Holder
                                        --------------------------------------
                            Title: Senior Vice President
                                  --------------------------------------------

                            2727 N. Harwood, 10' Floor
                            Dallas, Texas 75201
                            Attn: Chris Holder
                            Telephone: (214) 515-4960
                            FAX: (214) 515-4955

                              CONSENT OF GUARANTOR


The undersigned Guarantor each hereby (a) acknowledges its consent to this Amendment, (b) ratifies and confirms all terms and provisions of the Unlimited Guaranty dated January 15, 1999, (c) agrees that such Unlimited Guaranty is and shall remain in full force and effect with respect to the Loans, as increased hereby, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by such Unlimited Guaranty, and (e) reaffirms all agreements and obligations under such Unlimited Guaranty with respect to the Loan Agreement, the Notes, the Loans and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified and increased by this Amendment.

         EXECUTED this 23rd day of August, 2000.

                   GUARANTOR:

                   CLARK/BARDES HOLDINGS, INC. a Delaware corporation


                   By: /s/ Thomas M. Pyra
                       -------------------------------------------------
                   Print Name: Thomas M. Pyra
                               -----------------------------------------
                   Title: Chief Financial Officer
                         -----------------------------------------------


                               Commitment Schedule

---------------------------- ---------------- ---------------- ---------------- ----------------
          Lender                Term Loan        Revolving          Total         Commitment
                               Commitment       Commitment       Commitment       Percentage
---------------------------- ---------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ---------------- ----------------
1. Bank One, Texas             $7,717,000       $27,283,000      $35,000,000        30.621%
---------------------------- ---------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ---------------- ----------------
2. US Bank                     $6,614,000       $23,386,000      $30,000,000        26.247%
---------------------------- ---------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ---------------- ----------------
3. LaSalle Bank                $5,357,000       $18,943,000      $24,300,000        21.260%
---------------------------- ---------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ---------------- ----------------
4. Compass Bank                $3,307,000       $11,693,000      $15,000,000        13.123%
---------------------------- ---------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ---------------- ----------------
5. First National Bank         $2,205,000       $7,795,000       $10,000,000        8.749%
---------------------------- ---------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ---------------- ----------------
                    Totals:    $25,200.000      $89,100,000     $114,300,000         100%
---------------------------- ---------------- ---------------- ---------------- ----------------



                                                           PRICING SCHEDULE

--------------------------------------------------------------------------------------------------------------------
        APPLICABLE              LEVEL I          LEVEL 11          LEVEL III         LEVEL IV          LEVEL V
          MARGIN                 STATUS           STATUS            STATUS            STATUS           STATUS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      Eurodollar Rate            1.25%            1.625%             2.00%            2.25%             2.50%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
       Floating Rate             0.00%             0.00%             0.00%            0.25%             0.50%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      APPLICABLE FEE            LEVEL I          LEVEL 11          LEVEL III         LEVEL IV          LEVEL V
           RATE                  STATUS           STATUS            STATUS            STATUS           STATUS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      Commitment Fee             0.25%             0.25%             0.35%            0.425%            0.50%
--------------------------------------------------------------------------------------------------------------------



         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6. 1 (i) or (ii).

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Calculation Leverage Ratio is less than or equal to 1.00 to 1.00.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Calculation Leverage Ratio is less than or equal to 1.50 to 1.00.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level 11 Status and (ii) the Calculation Leverage Ratio is less than or equal to 2.00 to 1.00.

         "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level 11 Status or Level III Status and (ii) the Calculation Leverage Ratio is less than or equal to 2.50 to 1.00.

         "Level V Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level 11 Status, Level III Status or Level IV Status and (ii) the Calculation Leverage Ratio is less than or equal to 3.00 to 1.00.

         "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6. 1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

                      SECOND AMENDED AND RESTATED TERM NOTE


$7,717,000                                                  August 23, 2000

         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of Bank One, Texas, N.A., (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article 11 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article 11 of the Agreement. This Note amends, restates (but does not extinguish) and evidences the outstanding indebtedness evidenced by that certain Amended and Restated Term Note, dated December 28, 1999 in the original principal amount of $7,500,000, which amended and restated that certain Tenn Note, dated January 15, 1999, in the original principal amount of $9,230,769 (collectively, the "Prior Note"). The liens and security interests securing the Prior Note continue to secure this Note.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreenient"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                             CLARK/BARDES, INC., a Delaware corporation

                             By: Thomas M. Pyra
                              -------------------------------------------------
                             Print Name: Thomas M. Pyra
                                      -----------------------------------------
                             Title: Chief Financial Officer
                                -----------------------------------------------

                   SECOND AMENDED AND RESTATED REVOLVING NOTE

$27,283,000                                                   August 23, 2000


         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of Bank One, Texas, N.A. (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to
Article 11 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Tennination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement. This Note amends, restates (but does not extinguish) and evidences the outstanding indebtedness evidenced by that certain Amended and Restated Revolving Note, dated December 28, 1999, in the original principal amount of $22,500,000, which amended and restated that certain Revolving Note, dated January 15, 1999, in the original principal amount of $10,769,231 (collectively, the "Prior Note"). The liens and security interests securing the Prior Note continue to secure this Note.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                              CLARK/BARDES, INC., a Delaware corporation

                              By: /s/ Thomas M. Pyra
                              -------------------------------------------------
                              Print Name: Thomas M. Pyra
                                      -----------------------------------------
                              Title: Chief Financial Officer
                                -----------------------------------------------

                      SECOND AMENDED AND RESTATED TERM NOTE


$6,614,000                                                    August 23, 2000

         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of U.S. Bank National Association (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article 11 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article 11 of the Agreement. This Note amends, restates (but does not extinguish) and evidences the outstanding indebtedness evidenced by that certain Amended and Restated Term Note, dated December 28, 1999, in the original principal amount of $7,500,000, which amended and restated that certain Term Note, dated January 15, 1999, in the original principal amount of $9,230,769 (collectively, the "Prior Note"). The liens and security interests securing the Prior Note continue to secure this Note.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                               CLARK/BARDES, INC., a Delaware corporation

                               By: /s/ Thomas M. Pyra
                               ------------------------------------------------
                               Print Name: Thomas M. Pyra
                                      -----------------------------------------
                               Title: Chief Financial Officer
                                -----------------------------------------------

                   SECOND AMENDED AND RESTATED REVOLVING NOTE


$22,386,000                                                   August 23, 2000


         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of U.S. Bank National Association (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article 11 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article 11 of the Agreement. This Note amends, restates (but does not extinguish) and evidences the outstanding indebtedness evidenced by that certain Amended and Restated Revolving Note, dated December 28, 2000 in the original principal amount of $22,500,000, which amended and restated that certain Revolving Note, dated January 15, 1999, in the original principal amount of $10,769,231 (collectively, the "Prior Note"). The liens and security interests securing the Prior Note continue to secure this Note.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                               CLARK/BARDES, INC., a Delaware corporation

                               By: /s/ Thomas M. Pyra
                              -------------------------------------------------
                               Print Name: Thomas M. Pyra
                                      -----------------------------------------
                               Title: Chief Financial Officer
                                -----------------------------------------------

                      SECOND AMENDED AND RESTATED TERM NOTE



$5,357,000                                                     August 23, 2000

         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of LaSalle Bank National Association (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article 11 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Tennination Date and shall make such mandatory payments as are required to be made under the terms of Article H of the Agreement. This Note amends, restates (but does not extinguish) and evidences the outstanding indebtedness evidenced by that certain Amended and Restated Tenn Note dated December 28, 1999, in the original principal amount of $6,250,000, which amended and restated that certain Tenn Note, dated January 15, 1999, in the original principal amount of $6,923,077 (collectively, the "Prior Note"). The liens and security interests securing the Prior Note continue to secure this Note.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Tenn Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                              CLARK/BARDES, INC., a Delaware corporation

                              By: /s/ Thomas M. Pyra
                              -------------------------------------------------
                              Print Name: Thomas M. Pyra
                                      -----------------------------------------
                              Title: Chief Financial Officer
                                -----------------------------------------------

                   SECOND AMENDED AND RESTATED REVOLVING NOTE


$18,943,000                                                    August 23, 2000


         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of LaSalle Bank National Association (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article 11 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article 11 of the Agreement. This Note amends, restates (but does not extinguish) and evidences the outstanding indebtedness evidenced by that certain Amended and Restated Revolving Note dated December 28, 1999 in the original principal amount of $18,750,000, which amended and restated that certain Revolving Note, dated January 15, 1999, in the original principal amount of $8,076,923 (collectively, the "Prior Note"). The liens and security interests securing the Prior Note continue to secure this Note.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                             CLARK/BARDES, INC., a Delaware corporation

                             By: /s/ Thomas M. Pyra
                              -------------------------------------------------
                             Print Name: Thomas M. Pyra
                                      -----------------------------------------
                             Title: Chief Financial Officer
                                -----------------------------------------------

                      SECOND AMENDED AND RESTATED TERM NOTE



$3,307,000                                                    August 23, 2000

         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of Compass Bank (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article H of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article 11 of the Agreement. This Note amends, restates (but does not extinguish) and evidences the outstanding indebtedness evidenced by that certain Amended and Restated Tenn Note dated December 28, 1999 in the original principal amount of $3,750,000, which amended and restated that certain Term Note, dated January 15, 1999, in the original principal amount of $4,615,385 (collectively, the "Prior Note"). The liens and security interests securing the Prior Note continue to secure this Note.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                             CLARK/BARDES, INC., a Delaware corporation

                             By: /s/ Thomas M. Pyra
                              -------------------------------------------------
                             Print Name: Thomas M. Pyra
                                      -----------------------------------------
                             Title: Chief Financial Officer
                                -----------------------------------------------

                   SECOND AMENDED AND RESTATED REVOLVING NOTE



$11,693,000                                                    August 23, 2000

         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of Compass Bank (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to
Article 11 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article 11 of the Agreement. This Note amends, restates (but does not extinguish) and evidences the outstanding indebtedness evidenced by that certain Amended and Restated Revolving Note, dated December 28, 1999, in the original principal amount of $11,250,000, which amended and restated that certain Revolving Note, dated January 15, 1999, in the original principal amount of $5,384,615 (collectively, the "Prior Note"). The liens and security interests securing the Prior Note continue to secure this Note.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One; Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                             CLARK/BARDES, INC., a Delaware corporation

                             By: /s/ Thomas M. Pyra
                              -------------------------------------------------
                             Print Name: Thomas M. Pyra
                                      -----------------------------------------
                             Title: Chief Financial Officer
                                -----------------------------------------------

                                    TERM NOTE


$2,205,000                                                    August 23, 2000

         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of Frost National Bank (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to
Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article 11 of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                            CLARK/BARDES, INC., a Delaware corporation

                            By: /s/ Thomas M. Pyra
                              -------------------------------------------------
                            Print Name: Thomas M. Pyra
                                      -----------------------------------------
                            Title: Chief Financial Officer
                                -----------------------------------------------

                                 REVOLVING NOTE



$7,795,000                                                    August 23, 2000


         Clark/Bardes, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of Frost National Bank (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to
Article 11 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Texas, N.A. in Dallas, Texas, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article 11 of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 28, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Texas, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the tenns and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                             CLARK/BARDES, INC., a Delaware corporation


                             By: /s/ Thomas M. Pyra
                              -------------------------------------------------
                             Print Name: Thomas M. Pyra
                                      -----------------------------------------
                             Title: Chief Financial Officer
                                -----------------------------------------------